UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2020

American Honda Finance Corporation
(Sponsor)

Central Index Key Number: 0000864270

American Honda Receivables LLC

(Depositor with respect to Securities)

Central Index Key Number: 0000890975

Honda Auto Receivables 2020-1 Owner Trust

(Issuing Entity with respect to Securities)

Central Index Key Number: 0001799186

Delaware (State or other jurisdiction of incorporation or organization)	333-228592-05 (Commission File Number)	84-6939637 (Issuing Entity’s IRS Employer Identification No.)

American Honda Receivables LLC
1919 Torrance Boulevard
Torrance, California 90501

(Address of principal executive offices of registrant, including zip Code)

Registrant’s telephone number, including area code: (310) 781-4100

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.     Other Events

On November 30, 2020, American Honda Receivables LLC, a Delaware limited liability company (the “Depositor”), and American Honda Finance Corporation, a California corporation, as servicer (in such capacity, the “Servicer”), entered into Amendment No. 1 to Sale and Servicing Agreement (the “SSA Amendment”). The SSA Amendment amends the Sale and Servicing Agreement, dated as of February 26, 2020 (the “Sale and Servicing Agreement”), among Honda Auto Receivables 2020-1 Owner Trust, a Delaware statutory trust, the Depositor and the Servicer (filed as Exhibit 99.1 to the registrant’s Form 8-K dated and filed on February 27, 2020, Commission File No. 333-228592-05), to amend the requirements relating to the Servicer’s remittance of collections.

Item 9.01.	Exhibits.

Exhibit No.	Description

99.1	Amendment No. 1 to Sale and Servicing Agreement among American Honda Finance Corporation, as servicer, and American Honda Receivables LLC, as depositor, dated as of November 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN HONDA RECEIVABLES LLC (Depositor)

Dated: December 1, 2020	By:	/s/ Paul C. Honda
Name: Paul C. Honda Title: Treasurer